                               EIGHTH AMENDMENT TO
                   MASTER PURCHASE ORDER ASSIGNMENT AGREEMENT

         This Eighth Amendment to that certain Master Purchase Order Assignment
Agreement (the "Amendment") is made as of the 14th day of April, 2004 and is by and between TRANSCAP TRADE FINANCE LLC, an Illinois limited liability company
(and the successor in interest to Transcap Trade Finance, an Illinois general partnership) (the "Contractor") and MAJESCO SALES, INC., a New Jersey
corporation (the "Manufacturer").

                                   WITNESSETH:

         WHEREAS, the Contractor and the Manufacturer are parties to that certain Master Purchase Order Assignment Agreement dated as of July 21, 2000 as
Amended (the "Purchase Order Agreement");

         WHEREAS, the Contractor and the Manufacturer desire to decrease the aggregate outstanding and Minimum Volume of the Purchase Order Agreement,
subject to the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and other consideration, the receipt and sufficiency of which is hereby acknowledged by each of the Contractor and the Manufacturer, the parties hereto hereby agree as follows:

         1. The "$10,000,000" amount set forth in paragraph 3(b)(iv) of the
Purchase Order Agreement is replaced with "$1,955,000 (increased to $10,000,000 between April 1, 2004 and December 31, 2004)";

         2. Minimum Volume as defined within subsection 1(j) of the Purchase
Order Agreement shall be increased to $5,865,000.

         3. Product Volume from any Accepted P.O. will not be included in the calculation for determining Minimum Volume during any period that the aggregate outstanding funding pursuant to the Purchase Order Agreement exceeds $1,955,000.

         4. Section 6 of the Purchase Order Agreement is hereby amended and restated in its entirety as follows:

              6(a) Subject to the provisions of this Section 6, Manufacturer shall pay Contractor a Commitment Fee in consideration of Contractor's commitment to reserve and have available sufficient funds to purchase Materials for Product Volume in amounts equal to or exceeding the Minimum Volume as contemplated by the Purchase Order Agreement. The Commitment Fee shall be in the sum of $193,550 and shall be paid by Manufacturer on the earlier March 31, 2005 or the date of termination of the Purchase Order Agreement. In the event that the term of the Purchase Order Agreement is renewed for one or more additional twelve (12) month renewal terms, for such renewal, Manufacturer shall pay
Contractor a Commitment Fee in

the sum of $193,550, which shall be paid by Manufacturer on the earlier of twelve (12) months following the date of the renewal of the Purchase Order
Agreement or the date of termination of the Purchase Order Agreement. The
Commitment Fee for the Extension Period of this Agreement is deemed by the parties to have been earned by Contractor upon the signing of this Agreement, as of which date Contractor has reserved the requisite funds. The Commitment Fee for each subsequent term of the Purchase Order Agreement is deemed by the parties to have been earned by Contractor upon each renewal date of the Purchase
Order Agreement, as of which date Contractor will have reserved the requisite funds.

              6(b) Notwithstanding the provisions of subsection 6(a) above, all or a portion of the Commitment Fee payable hereunder shall be waived in accordance with the provisions of this subsection 6(b). If Product Volume for the period from April 1, 2004 to March 31, 2005 or any renewal term equals or exceeds the Minimum Volume, the entire Commitment Fee for such term shall be waived by Contractor. If Product Volume for the period from April 1, 2004 to
March 31, 2005 or any renewal term as of the due date for payment of the
Commitment Fee for such term does not equal or exceed the Minimum Volume, a portion of the Commitment Fee for such term does not equal or exceed the Minimum
Volume, a portion of the Commitment Fee equal to the ratio of Product Volume over Minimum Volume shall be waived.

         5. Except as expressly set forth above, the Purchase Order Agreement has been modified in a manner satisfactory to each of the undersigned and each of the other agreements, instruments and document heretofore executed and delivered in connection therewith shall remain unmodified are in full force and effect.

         6. This Amendment will not be effective until each of the persons set forth on Addendum III of the Purchase Order Agreement shall have executed an acknowledgement to the Guaranty previously executed by such persons, in form and substance satisfactory to Contractor.

         7. This Amendment may be executed in two (2) or more counterparts and it shall not be necessary that the signature of all parties be contained on any one counterpart. Each counterpart shall be deemed an original but all of which together shall constitute one and the same instrument. An executed facsimile of this Agreement shall be deemed to be a valid and binding agreement between the parties hereto.

                                       2

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

TRANSCAP TRADE FINANCE

By: /s/ Michael Sear
   ----------------------------------------------------
     Its: Executive Vice President
          Transcap Associates, Inc., General Partner

MAJESCO SALES, INC.

By: /s/ Jesse Sutton
   ----------------------------------------------------
    Its:

                          ACKNOWLEDGEMENT OF GUARANTORS

Each of the undersigned hereby acknowledges receiving and reviewing that certain
Eighth Amendment to that certain Master Purchase Order Assignment Agreement (the
"Amendment"). Each of the undersigned, by its execution hereof, hereby agrees that the Guaranty previously executed by him or her shall remain in full force and effect and that all references in said Guaranty to the Master Purchase Order
Assignment Agreement shall be deemed to refer to the Master Purchase Order
Assignment Agreement as amended by the Amendment.

April 14, 2004

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                                       Jesse Sutton

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                                       Joe Sutton

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                                       Adam Sutton

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                                       Morris Sutton